UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 15, 2020

Reliability Incorporated

(Exact name of registrant as specified in its charter)

Texas	000-07092	75-0868913
(State or other jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification Number)

2505 Gateway Center Drive

P.O. Box 71

Clarksburg, MD 20871

(Address of principal executive offices) (Zip Code)

(202) 965-1100

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.)

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13(c))

Securities registered under Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name each exchange on which registered
Common Stock, no par value	RLBY	OTC Pink Sheets

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 15, 2020, Larry Gaffey, a member of the Board of Directors of Reliability Incorporated (the “Company”) and a member of the Audit and Compensation Committees thereof, notified the Company of his intention to retire from the Company’s Board of Directors for personal reasons, effective July 15, 2020. Mr. Gaffey did not advise the Company of any disagreement with the Company on any matter relating to its operations, policies or practices. Effective upon Mr. Gaffey’s resignation as a director, the Company’s Board of Directors will be reduced from four to three directors.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RELIABILITY INCORPORATED

Date: July 21, 2020	/s/ Nick Tsahalis
	By:	Nick Tsahalis
	Its:	President

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